                                 The Registrant requests that the Registration statement become effective immediately upon filing pursuant to Securities Act Rule 462.

  As filed with the Securities and Exchange Commission on February 11, 1994

                                             Registration No. 33-_______________

                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                              ----------------

                                  FORM S-8
                           REGISTRATION STATEMENT
                                    UNDER
                         THE SECURITIES ACT OF 1933

                              ----------------

                           AMSOUTH BANCORPORATION
           (Exact name of registrant as specified in its charter)

           Delaware                          6711                 63-0591257
(State or other jurisdiction of  (Primary standard industrial  (I.R.S. employer
incorporation or organization)    classification code number)   identification
                                                                    number)

                          1400 AmSouth-Sonat Tower
                          Birmingham, Alabama 35203
                               (205) 320-7151
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                 FloridaBank
                 Stock Option Plan and Stock Option Plan - 1993
                          (full title of the Plan)

                              -----------------

                           MARIA B. CAMPBELL, ESQ.
                          Executive Vice President,
                        General Counsel and Secretary

                           AMSOUTH BANCORPORATION
                          1400 AmSouth-Sonat Tower
                          Birmingham, Alabama 35203
                               (205) 326-5319
(Name, address, including zip code, and telephone number, including area code, of agent for service)

                                 Copies to:

                              J. Michael Savage
                        Maynard, Cooper & Gale, P.C.
                           1901 Sixth Avenue North
                                 Suite 2400
                         Birmingham, Alabama  35203

                              -----------------

                        CALCULATION OF REGISTRATION FEE

==========================================================================================
                                                           Proposed
Title of Each Class of                   Proposed Maximum  Maximum            Amount of
Securities to be         Amount to be    Offering Price    Aggregate          Registration
Registered               Registered (1)  Per Unit(1)       Offering Price(1)  Fee
- ------------------------------------------------------------------------------------------
Common Stock, $1.00
par value (and
associated Preferred     76,000 shares   $30.50           $2,318,000          $800
Stock Purchase Rights).
==========================================================================================

(1) Estimated only for the purpose of calculating the registration fee. Such estimates have been calculated in accordance with Rule 457(h) under the Securities Act of 1933 and are based upon the average of the high and low prices per share of the Registrant's Common Stock as reported by the Wall Street Journal for New York Stock Exchange Composite Transactions on February 8, 1994.

                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT
              --------------------------------------------------

Item 3.  Incorporation of Documents by Reference.
- ------   ---------------------------------------

         The following documents filed by AmSouth Bancorporation (the "Registrant") with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934 are incorporated into this Registration Statement by reference:

         1. The Registrant's Annual Report on Form 10-K, for the year ended December 31, 1992.

         2. All other reports of the Registrant filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 since December 31, 1992.

         3. The description of the Registrant's shares of Common Stock, par value $1.00 per share (the "Common Stock"), contained in the Registration Statement filed by the Registrant to register such securities under the Securities Exchange Act of 1934, including all amendments and reports filed for the purpose of updating such description prior to the termination of the offering of the Common Stock offered hereby.

         4. The description of the Registrant's Stock Purchase Rights (the "Rights") contained in its Registration Statement on Form 8-A filed with the Commission on July 10, 1989, including all amendments and reports filed for the purpose of updating such description prior to the termination of the offering of the Rights offered hereby.

         All documents filed by the Registrant pursuant to Section 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 after the date of this Registration Statement and prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing such documents. Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein (or in any other subsequently filed document which also is incorporated by reference herein) modifies or supersedes such statement. Any statement so modified and superseded shall not be deemed to constitute a part hereof except as so modified or superseded.

Item 4.  Description of Securities.
- ------   -------------------------

         Not Applicable.

Item 5.  Interests of Named Experts and Counsel.
- ------   --------------------------------------

         Not Applicable.

Item 6.  Indemnification of Directors and Officers.
- ------   -----------------------------------------

         Directors, officers, employees and agents of the Registrant and its subsidiaries or those serving at its request as directors, officers, employees or agents of another corporation or enterprise are entitled to indemnification as expressly permitted by the provisions of the General Corporation Law of the State of Delaware, the Registrant's Restated Certificate of Incorporation, as amended, the charters of the Registrant's subsidiaries and the Registrant's liability insurance. Insofar as indemnification of liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

Item 7.  Exemption from Registration Claimed.
- ------   -----------------------------------

         Not Applicable.

Item 8.  Exhibits.
- ------   --------

         The following exhibits are filed as part of this Registration
Statement:

         4.1  Form of FloridaBank Stock Option Plan

         4.2  Form of FloridaBank Stock Option Plan - 1993

         4.3 Form of Agreement and Plan of Merger, dated as of June 30, 1993, between FloridaBank, a Federal Savings Bank, and Registrant, incorporated by reference to Exhibit #2 to Registrant's Registration Statement on Form S-4 (33-50605).

         5    Opinion of Carl L. Gorday, Counsel of Registrant.

         15   Letter re unaudited interim financial information.

         23.1 Consent of Ernst & Young.

         23.2 Consent of Carl L. Gorday (included in the opinion in Exhibit 5).

         24   Powers of Attorney.


Item 9.  Undertakings.
- ------   ------------

         (a)  The undersigned Registrant hereby undertakes:

              (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement;

                     (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                     (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represents a fundamental change in the information set forth in the Registration Statement;

                     (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

         Provided, however, that paragraphs (1)(i) and (1)(ii) do not apply if the Registration Statement is on Form S-3 or Form S-8 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or
Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

              (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

              (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of
1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. The Registrant hereby undertakes that in the event that a claim for indemnification against such liabilities (other than the controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the under-signed, thereunto duly authorized, in the City of Birmingham, State of Alabama, as of the 11th day of February, 1994.

                                              AMSOUTH BANCORPORATION

                                      By /s/John W. Woods
                                         ---------------------------------------
                                                       (John W. Woods)
                                         (Chairman of the Board, Chief Executive
                                            Officer, President and A Director)

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated as of February 11, 1994.

                Signature                                 Title                               Date
                ---------                                 -----                               ----
                    *
- -----------------------------------------    Chairman of the Board, Chief               February 11, 1994
             (John W. Woods)                 Executive Officer, President and a
                                             Director (Principal Executive Officer)

                    *
- -----------------------------------------    Executive Vice President and               February 11, 1994
        (M. List Underwood, Jr.)             Chief Financial Officer (Principal
                                             Financial Officer)

                    *
- -----------------------------------------    Senior Vice President, Controller          February 11, 1994
            (Ricky W. Thomas)                and Chief Accounting Officer
                                             (Principal Accounting Officer)

                    *
- -----------------------------------------    A Director and an Officer                  February 11, 1994
           (C. Stanley Bailey)

                    *
- -----------------------------------------    A Director                                 February 11, 1994
         (George W. Barber, Jr.)

                    *
- -----------------------------------------    A Director                                 February 11, 1994
           (William D. Biggs)

                    *
- -----------------------------------------    A Director                                 February 11, 1994
         (Barney B. Burks, Jr.)

                    *
- -----------------------------------------    A Director                                 February 11, 1994
       (William J. Cabaniss, Jr.)

                    *
- -----------------------------------------    A Director                                 February 11, 1994
           (Joseph M. Farley)

                Signature                                 Title                               Date
                ---------                                 -----                               ----
                    *
- -----------------------------------------    A Director                                 February 11, 1994
           (M. Miller Gorrie)

                    *
- -----------------------------------------    A Director                                 February 11, 1994
           (Robert A. Guthans)

                    *
- -----------------------------------------    A Director                                 February 11, 1994
            (Elmer B. Harris)


- -----------------------------------------    A Director
        (James I. Harrison, Jr.)

                    *
- -----------------------------------------    A Director                                 February 11, 1994
            (Donald E. Hess)

                    *
- -----------------------------------------    A Director                                 February 11, 1994
             (Hugh B. Jacks)

                    *
- -----------------------------------------    A Director                                 February 11, 1994
         (Ronald L. Kuehn, Jr.)

                    *
- -----------------------------------------    A Director                                 February 11, 1994
        (E. Roberts Leatherbury)

                    *
- -----------------------------------------    A Director                                 February 11, 1994
      (Mrs. H. Taylor Morrissette)

                    *
- -----------------------------------------    A Director                                 February 11, 1994
           (Claude B. Nielsen)

                    *
- -----------------------------------------    A Director                                 February 11, 1994
           (Arthur R. Outlaw)

                    *
- -----------------------------------------    A Director                                 February 11, 1994
        (Z. Cartter Patten, III)

                    *
- -----------------------------------------    A Director                                 February 11, 1994
          (Benjamin F. Payton)

                    *
- -----------------------------------------    A Director                                 February 11, 1994
          (B. Phil Richardson)

                    *
- -----------------------------------------    A Director and an Officer                  February 11, 1994
            (C. Dowd Ritter)

                    *
- -----------------------------------------    A Director                                 February 11, 1994
        (William J. Rushton, III)

                Signature                                 Title                               Date
                ---------                                 -----                               ----
                    *
- -----------------------------------------    A Director                                 February 11, 1994
          (Herbert A. Sklenar)

                    *
- -----------------------------------------    A Director                                 February 11, 1994
         (W. A. Williamson, Jr.)

                    *
- -----------------------------------------    A Director                                 February 11, 1994
           (Spencer H. Wright)

By: /s/Carl L. Gorday
    -------------------------------------
              (Carl L. Gorday)
              Attorney-in-Fact

                                 EXHIBIT INDEX

Exhibit                             Exhibit                                Page
  No.                               -------                                No.
- -------                                                                    ----
  4.1    Form of FloridaBank Stock Option Plan

  4.2    Form of FloridaBank Stock Option Plan - 1993

  5      Opinion of Carl L. Gorday, Counsel of Registrant.

 15      Letter re unaudited interim financial information.

 23.1    Consent of Ernst & Young.

 23.2    Consent of Carl L. Gorday (included in the opinion in Exhibit 5).

 24      Powers of Attorney.